Annual Meeting of Shareholders 2025 May 8, 2025

Imperial | 2025 2 Cautionary statement Statements of future events or conditions in this presentation, including projections, targets, expectations, estimates, and business plans are forward-looking statements. Similarly, discussion of roadmaps or future plans related to carbon capture, transportation and storage, biofuel, hydrogen, and other future plans to reduce emissions and emission intensity of the company, its affiliates and third parties are dependent on future market factors, such as continued technological progress, policy support and timely rule-making and permitting, and represent forward-looking statements. Forward-looking statements can be identified by words such as believe, anticipate, intend, propose, plan, goal, seek, project, predict, target, estimate, expect, strategy, outlook, schedule, future, continue, likely, may, should, will and similar references to future periods. Forward-looking statements in this presentation include, but are not limited to, references to the company’s general, Upstream, Downstream and Chemicals strategies, including but not limited to its focus on reducing unit cash costs, volume growth and margin growth; being well-positioned for the future and to compete through the energy transition, delivering shareholder value, and the outlook for improved cash flows across a range of price cases and robust cash flow through the cycle; the quality, lifespan and rate of decline of the company’s assets; the company’s sustainability priorities and focus, and the company’s strategy for the energy transition and emission reduction goals; the timing of and production from the renewable diesel facility at Strathcona; the company’s capital allocation priorities and commitment to returning surplus cash to shareholders; and progressing value accretive projects and maintaining optionality. Forward-looking statements are based on the company’s current expectations, estimates, projections and assumptions at the time the statements are made. Actual future financial and operating results, including expectations and assumptions concerning future energy demand, supply and mix; production rates, growth and mix across various assets; production life, resource recoveries and reservoir performance; project plans, timing, costs, technical evaluations and capacities, and the company’s ability to effectively execute on these plans and operate its assets, including the Strathcona renewable diesel project, the Leming, Grand Rapids and LASER projects at Cold Lake, and autonomous operations at Kearl; the adoption and impact of new facilities or technologies on reductions to greenhouse gas emissions intensity, including but not limited to technologies using solvents to replace energy intensive steam at Cold Lake, the EBRT project, Strathcona renewable diesel, carbon capture and storage including in connection with hydrogen for the renewable diesel project, recovery technologies and efficiency projects, and any changes in the scope, terms, or costs of such projects; the degree and timeliness of support that will be provided by policymakers and other stakeholders for various new technologies such as carbon capture and storage; for renewable diesel, the availability and cost of locally-sourced and grown feedstock and the supply of renewable diesel to British Columbia in connection with its low-carbon fuel legislation; the amount and timing of emissions reductions, including the impact of lower carbon fuels; performance of third-party service providers including service providers located outside of Canada; receipt of regulatory and third-party approvals in a timely manner, especially with respect to large scale emissions reduction projects; applicable laws and government policies, including with respect to climate change, greenhouse gas emissions reductions and low carbon fuels; refinery utilization and product sales; the ability to offset any ongoing or renewed inflationary pressures; cash generation, financing sources and capital structure, such as dividends and shareholder returns, including the timing and amounts of share repurchases; capital and environmental expenditures; the capture of efficiencies within and between business lines and the ability to maintain near-term cost reductions as ongoing efficiencies; and commodity prices, foreign exchange rates and general market conditions, could differ materially depending on a number of factors. Continued on the next page

Imperial | 2025 3 Cautionary statement (continued) These factors include global, regional or local changes in supply and demand for oil, natural gas, petroleum and petrochemical products, feedstocks and other market factors, economic conditions and seasonal fluctuations and resulting demand, price, differential and margin impacts, including Canadian and foreign government action with respect to supply levels, prices, trade tariffs, trade sanctions or trade controls, the occurrence of disruptions in trade or military alliances, or a broader breakdown in global trade; political or regulatory events, including changes in law or government policy, applicable royalty rates, and tax laws including taxes on share repurchases; environmental regulation, including climate change and greenhouse gas regulation and changes to such regulation; environmental risks inherent in oil and gas activities; government policies supporting lower carbon investment opportunities; failure, delay, reduction, revocation or uncertainty regarding supportive policy and market development for the adoption of emerging lower-emission energy technologies and other technologies that support emissions reductions; the receipt, in a timely manner, of regulatory and third-party approvals, including for new technologies relating to the company’s lower emissions business activities; third-party opposition to company and service provider operations, projects and infrastructure; competition from alternative energy sources and established competitors in such markets; availability and allocation of capital; availability and performance of third-party service providers including those located outside of Canada; unanticipated technical or operational difficulties; management effectiveness and disaster response preparedness; project management and schedules and timely completion of projects; transportation for accessing markets; commercial negotiations; unexpected technological developments; the results of research programs and new technologies, including with respect to autonomous operations and greenhouse gas emissions, and the ability to bring new technologies to commercial scale on a commercially competitive basis, and the competitiveness of alternative energy and other emission reduction technologies; reservoir analysis and performance; the ability to develop or acquire additional reserves; operational hazards and risks; cybersecurity incidents including incidents caused by actors employing emerging technologies such as artificial intelligence; currency exchange rates; the occurrence, pace, rate of recovery and effects of public health crises, including the responses from governments; general economic conditions, including inflation and the occurrence and duration of economic recessions or downturns; and other factors discussed in "Item 1A Risk factors" and "Item 7 Management’s discussion and analysis of financial condition and results of operations" in the company’s most recent annual report on Form 10-K. Forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, some that are similar to other oil and gas companies and some that are unique to Imperial. Imperial’s actual results may differ materially from those expressed or implied by its forward-looking statements and readers are cautioned not to place undue reliance on them. Imperial undertakes no obligation to update any forward-looking statements contained herein, except as required by applicable law. Forward-looking and other statements regarding Imperial's environmental, social and other sustainability efforts and aspirations are not an indication that these statements are material to investors or require disclosure in the company's filings with securities regulators. In addition, historical, current and forward-looking environmental, social and sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future, including future rule-making. References to projects or opportunities may not reflect investment decisions made by the company. Individual projects or opportunities may advance based on a number of factors, including availability of stable and supportive policy, permitting, technological advancement for cost-effective abatement, insights from the company planning process, and alignment with partners and other stakeholders. Capital investment guidance in lower-emission investments is based on the company’s corporate plan; however, actual investment levels will be subject to the availability of the opportunity set, public policy support, and focused on returns. The term “project” as used in this presentation can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports.

Imperial | 2025 4 Meeting proceedings Brad Corson Chairman and chief executive officer Ian Laing Vice-president, general counsel and corporate secretary

Imperial | 2025 5 Election of directors Neil Hansen David Cornhill Sharon Driscoll John Floren Gary Goldberg Miranda Hubbs John Whelan

Imperial | 2025 6 Appointment of the auditor PricewaterhouseCoopers LLP

Imperial | 2025 7 Confirmation of Amendments to By-law No. 1

Imperial | 2025 8 Chairman’s remarks Brad Corson Chairman and chief executive officer

Imperial | 2025 9 Strong earnings and cash flow Underpinned by continued operational excellence Net income Cash from Ops Free Cash Flow¹ 2024 financial highlights $4.8B $6.0B $4.2B Five-year cumulative (2020-2024) $17.6B $26.5B $20.5B Renewable Diesel facility, Strathcona ¹ Non-GAAP financial measure – see supplemental information for definition and reconciliation

Imperial | 2025 10 Strong shareholder returns in 2024 Effectively returning cash to shareholders 20% $1.2B Dividends paid $2.7B Share buybacks 2024 total shareholder return¹ 1 See supplemental information for definition $0 $20 $40 $60 $80 $100 $120 IMO share price Jan 2024 to Mar 2025 Q1 Q2 Q3 Q4 Q1

Imperial | 2025 11 Strong shareholder returns since 2020 Consistently returning cash to shareholders 227% Dividend increase¹ 32% Shares repurchased 251% Total shareholder return² 1 Q1 2020 vs Q1 2025 quarterly dividend declared per share ² See supplemental information for definition $0 $20 $40 $60 $80 $100 $120 2020 2021 2022 2023 2024 2025 IMO share price Jan 2020 to Mar 2025

Imperial | 2025 12 2024 Upstream performance Continued strong safety and operational performance ▪ 2024 net income of $3.3B ▪ 2024 gross production¹ of 433 koebd › Record full-year production¹ at Kearl of 281 kbd › Increased full-year production by 10% from 2023 at Cold Lake › Grand Rapids first oil and ramp up, exceeding expectations ▪ Progressed pipeline of capital-efficient growth opportunities ▪ Continued focus on industry-leading unit cash costs² and volume growth ▪ Outlook for improved cash flows across a range of price cases › High-quality, long-life, low decline assets Cold Lake 1 Upstream production is Imperial share before royalties, except Kearl which is 100% gross basis. Kearl is jointly owned by Imperial (70.96%) and ExxonMobil Canada (29.04%) ² Non-GAAP financial measure – see supplemental information for definition and reconciliation

Imperial | 2025 13 Downstream and Chemical performance Maximize earnings and cash flow across the value chain 1 Combined Esso and Mobil brands, based on Kalibrate survey data for year-end 2024 Proud supporter of Canadian hockey for over 90 years ▪ 2024 net income of $1.7B ▪ 2024 refining throughput of 399 kbd, utilization of 92% › Successfully completed all turnarounds ahead of schedule and below budget ▪ No.1 Canadian retail market share¹ ▪ Maximizing benefits of fully integrated, flexible business model ▪ Focusing on profitable volume and margin growth to maximize earnings ▪ Positioned to compete through the energy transition › Strathcona renewable diesel facility

Imperial | 2025 14 Sustainability priorities Advancing responsible energy solutions for a better tomorrow ¹ Scope 1 and 2

Imperial | 2025 15 Capital allocation priorities Committed to returning surplus cash to shareholders ▪ Reliable and growing dividend › 30 years of consecutive increases › 23% dividend CAGR¹ over past 5 years ▪ Low sustaining capital requirements ▪ High-return capital-efficient investments in core assets ▪ Return surplus cash to shareholders › Repurchased 39% of outstanding shares since 2018 ▪ Optionality to invest in highly attractive opportunities 0 300 600 900 2017 2018 2019 2020 2021 2022 2023 2024 Shares outstanding Millons of shares 1 Compound annual growth rate $0 $2 $4 $6 $8 2020 2021 2022 2023 2024 Q1 2025 Dividends Buybacks $B Annual cash distributions

Imperial | 2025 16 Why Imperial Confidence in the future 1 Non-GAAP financial measure – see supplemental information for definition and reconciliation ▪ High-quality, long-life, low decline upstream assets › Growing volumes and lowering unit cash costs¹ ▪ Advantaged downstream and chemicals assets › Maximizing value through integration, logistics flexibility and strong brands ▪ Low-cost, high-return growth enabled by technology › Progressing value accretive projects, maintaining optionality ▪ Driving shareholder value › Financial discipline supports robust cash flow through the cycle, directed to shareholder returns ▪ Pragmatic, value-driven focus on sustainability › Underpinned by technology, collaboration with governments and industry ▪ Access to ExxonMobil expertise and technology ▪ Best people in the business

Imperial | 2025 17 Q&A

Imperial | 2025 18 Scrutineers’ report Ian Laing Vice-president, general counsel and corporate secretary

Imperial | 2025 19 Reflections on the past five years Strong past, bright future I perial | 2025 19I ri l |

Thank you for attending Imperial’s annual meeting of shareholders May 8, 2025

Imperial | 2025 Supplemental information Total shareholder return Total shareholder return measures the change in value of an investment in stock over a specified period of time, assuming dividend reinvestment. Total shareholder return is subject to many different variables, including factors beyond the control of management. Non-GAAP measures Listed below are definitions of several of Imperial’s key business and financial performance measures. The definitions are provided to facilitate understanding of the terms and how they are calculated. These measures are not prescribed by U.S. Generally Accepted Accounting Principles (GAAP). These measures constitute “non-GAAP financial measures” under Securities and Exchange Commission Regulation G and Item 10(e) of Regulation S-K, and “specified financial measures” under National Instrument 52-112 Non-GAAP and Other Financial Measures Disclosure of the Canadian Securities Administrators. Reconciliation of these non-GAAP financial measures to the most comparable GAAP measure, and other information required by these regulations have been provided. Non-GAAP financial measures and specified financial measures are not standardized financial measures under GAAP and do not have a standardized definition. As such, these measures may not be directly comparable to measures presented by other companies and should not be considered a substitute for GAAP financial measures. Free cash flow Free cash flow is a non-GAAP financial measure that is cash flows from operating activities less additions to property, plant and equipment and equity company investments plus proceeds from asset sales. The most directly comparable financial measure that is disclosed in the financial statements is "Cash flows from (used in) operating activities" within the company’s Consolidated statement of cash flows. This measure is used to evaluate cash available for financing activities (including but not limited to dividends and share purchases) after investment in the business. Reconciliation of free cash flow millions of Canadian dollars 2024 2023 2022 From Imperial's Consolidated statement of cash flows Cash flows from (used in) operating activities 5,981 3,734 10,482 Cash flows from (used in) investing activities Additions to property, plant and equipment (1,867) (1,785) (1,526) Proceeds from asset sales 25 86 904 Additional investments — — (6) Loans to equity companies - net 17 5 10 Free cash flow 4,156 2,040 9,864

Imperial | 2025 Supplemental information Cash operating costs (Cash costs) Cash operating costs is a non-GAAP financial measure that consists of total expenses, less purchases of crude oil and products, federal excise taxes and fuel charge, financing, and costs that are non- cash in nature, including depreciation and depletion, and non-service pension and postretirement benefit. The components of cash operating costs include "Production and manufacturing", "Selling and general" and "Exploration" from the company’s Consolidated statement of income. The sum of these income statement lines serves as an indication of cash operating costs and does not reflect the total cash expenditures of the company. The most directly comparable financial measure that is disclosed in the financial statements is "Total expenses" within the company’s Consolidated statement of income. This measure is useful for investors to understand the company’s efforts to optimize cash through disciplined expense management. Reconciliation of cash operating costs millions of Canadian dollars 2024 2023 2022 From Imperial's Consolidated statement of Income Total expenses 45,293 44,600 50,186 Less: Purchases of crude oil and products 33,184 32,399 37,742 Federal excise taxes and fuel charge 2,535 2,402 2,179 Depreciation and depletion 1,983 1,907 1,897 Non-service pension and postretirement benefit 3 82 17 Financing 41 69 60 Total cash operating costs 7,547 7,741 8,291

Supplemental information

Unit cash operating costs (Unit cash costs)

Unit cash operating costs is a non-GAAP ratio. Unit cash operating costs (unit cash costs) is calculated by dividing cash operating costs by total gross oil-equivalent production, and is calculated for the Upstream segment, as well as the major Upstream assets. Cash operating costs is a non-GAAP financial measure and is disclosed and reconciled above. This measure is useful for investors to understand the expense management efforts of the company's major assets as a component of the overall Upstream segment. Unit cash operating cost, as used by management, does not directly align with the definition of "Average unit production costs" as set out by the U.S. Securities and Exchange Commission (SEC), and disclosed in the company's SEC Form 10-K.

Components of unit cash operating cost

	2024				2023				2022			
millions of Canadian dollars	**Upstream (a)**	**Kearl**	**Cold Lake**	**Syncrude**	Upstream (a)	Kearl	Cold Lake	Syncrude	Upstream (a)	Kearl	Cold Lake	Syncrude
Production and manufacturing	**4,644**	**1,973**	**1,094**	**1,414**	4,917	2,097	1,144	1,533	5,491	2,353	1,344	1,563
Selling and general	**—**	**—**	**—**	**—**	—	—	—	—	-	-	-	-
Exploration	**3**	**—**	**—**	**—**	5	—	—	—	5	-	-	-
Cash operating costs	**4,647**	**1,973**	**1,094**	**1,414**	4,922	2,097	1,144	1,533	5,496	2,353	1,344	1,563
Gross oil-equivalent production (thousands of barrels per day)	**433**	**200**	**148**	**75**	413	191	135	76	416	172	144	77
Unit cash operating cost ($/oeb)	**29.32**	**26.95**	**20.20**	**51.51**	32.65	30.08	23.22	55.26	36.20	37.48	25.57	55.61
USD converted at the YTD average forex *2024 US$0.73; 2023 US$0.74; 2022 US$0.77*	**21.40**	**19.67**	**14.75**	**37.60**	24.16	22.26	17.18	40.89	27.87	28.86	19.69	42.82

(a) Upstream includes Imperial's share of Kearl, Cold Lake, Syncrude and other.

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